UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 18, 2015

NATURAL GAS SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

508 West Wall Street, Suite 550
Midland, TX 79701

(Address of Principal Executive Offices)(432) 262-2700

(Registrant’s Telephone Number, Including Area Code)N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 18, 2015, Natural Gas Services Group, Inc. (the “Company”) held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”) at which three proposals were presented to shareholders for consideration: (1) the election of two Directors to serve until the Annual Meeting of Shareholders to be held in 2018, or until their successors are elected and qualified; (2) a proposal to ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the year ending December 31, 2015; and (3) an advisory vote on compensation of the Company’s named executive officers These proposals were described in detail in the Company’s definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2015.

(1)Election of Director: The nominees for election to the Board of Directors set forth below were elected by the shareholders by the following vote:

Director Nominee	For	Against and Authority Withheld	Abstentions	Broker Non-Votes
David L. Bradshaw	10,224,007	443,797	N/A	1,637,005
William F. Hughes, Jr.	9,749,184	918,620	N/A	1,637,005

(2)Ratification of Appointment of Independent Registered Public Accounting Firm: The proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm was approved by the shareholders by the following vote:

For	Against	Abstain	Broker Non-Votes
11,568,642	3,968	458,467	N/A

(3)Advisory Vote on the Compensation of our Named Executive Officers: The non-binding vote on compensation of the Company’s named executive officers was conducted with the outcome provided here:

For	Against	Abstain	Broker Non-Votes
4,909,636	5,424,009	60,427	1,637,005

Shareholder Advisory Vote on Executive Compensation.  Although this was a non-binding advisory vote, the Company’s Board of Directors takes the results of this vote very seriously. The Company believes that the non-binding, advisory vote disapproving of the Company’s current executive compensation structure was the result of the influence of recommendations of Institutional Shareholder Services (ISS) and Glass Lewis & Co. (“Glass Lewis”), both of which advise institutional investors on voting on annual proxy matters. Reports from both firms raised issues regarding certain compensation practices of the Company.

On June 15, 2015, the Company filed Additional Definitive Material on Form DEF 14(a) to its April 30, 2015 Proxy Statement which provided its responses to the criticisms contained in the ISS and Glass Lewis reports, which were issued less than two weeks prior to the Company’s annual meeting. As noted in the responses, the Company contends that the ISS and Glass Lewis reports contain factual errors and baseless assumptions that resulted in specious conclusions and recommendations. We have attached our responses as Exhibit 99.1 to this report.

The Company’s Board of Directors and leadership intend to engage the proxy advisory firms as well as other stakeholders on compensation matters as part of our efforts to ensure best governance practices at the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
.

Exhibit No.	Description

99.1	Letter to Shareholders from Natural Gas Services Group, Inc. dated June 15, 2015 and related correspondence to Institutional Shareholder Services, Inc. and Glass Lewis & Co.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Dated: June 24, 2015
	By:	/s/ Stephen C. Taylor

Stephen C. Taylor
President & Chief Executive Officer